Exhibit 10.1

NPSP PHARMACEUTICALS, INC.
2010 EMPLOYEE STOCK PURCHASE PLAN

The following constitutes the provisions of the 2010 Employee Stock Purchase Plan of NPS Pharmaceuticals, Inc.

1.                                       PURPOSE.

The purpose of the Plan is to provide employees of the Company and its Affiliates with an opportunity to purchase Common Stock of the Company. It is the intention of the Company that the Rights granted under the Plan be considered options issued under an “Employee Stock Purchase Plan” as that term is defined under Section 423(b) of the Code. The provisions of the Plan shall, accordingly, be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

2.                                       DEFINITIONS.

(a)          “AFFILIATE” as used in the Plan means any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f), respectively, of the Code.

(b)         “BOARD” shall mean the Compensation Committee of the Board of Directors of the Company or, if the Board of Directors of the Company so determines, either the Board of Directors of the Company or any other committee of the Board of Directors named by the Board of Directors to administer the Plan.

(c)          “CODE” shall mean the Internal Revenue Code of 1986, as amended.

(d)         “COMMON STOCK” shall mean the Common Stock, $0.001 par value, of the Company.

(e)          “COMPANY” shall mean NPS Pharmaceuticals, Inc., a Delaware corporation.

(f)            “COMPENSATION” shall mean all base salary and overtime payments.

(g)         “CONTINUOUS STATUS AS AN EMPLOYEE” shall mean the absence of any interruption or termination of service as an employee of the Company or any Affiliate. Continuous Status as an Employee shall not be considered interrupted in the case of a leave of absence agreed to in writing by the Company or any Affiliate, provided that such leave is for a period of not more than 90 days or reemployment upon the expiration of such leave is guaranteed by contract or statute.

(h)         “CONTRIBUTIONS” shall mean all amounts credited to the account of a participant pursuant to the Plan.

(i)             “ENROLLMENT FORM” shall mean the enrollment form described in paragraph 5(a).

(j)             “EXERCISE DATE” shall mean the last day of each Offering Period of the Plan.

(k)          “FIRST OFFERING DATE” shall mean the first business day of the initial Offering Period under the Plan.

(l)             “OFFERING DATE” shall mean the first business day of an Offering Period under the Plan.

(m)       “OFFERING PERIOD” shall mean any of the six-month periods commencing on each of April 1 and October 1 of each year (or such other periods as may be determined by the Board which shall comply with Section 423(b)(7) of the Code); provided that the initial offering period shall commence on April 1, 2010.

(n)         “PLAN” shall mean this NPS Pharmaceuticals, Inc. 2010 Employee Stock Purchase Plan.

(o)         “RIGHT” shall mean a Right granted under paragraph 6 of this Plan to purchase shares of Common Stock.

3.                                       ELIGIBILITY.

(a)          Rights may be granted only to employees of the Company or any Affiliate. An employee of the Company or any Affiliate shall be eligible to participate in the Plan upon commencement of employment with the Company or such Affiliate; provided, that no employee of the Company or any Affiliate shall be eligible to be granted a Right under the Plan, unless, on the Offering Date of such Offering Period, such employee’s customary employment with the Company or such Affiliate is at least twenty (20) hours per week and at least five (5) months per calendar year.

(b)         No employee shall be eligible for the grant of a Right under the Plan if, immediately after any such grant, such employee owns stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any Affiliate. For purposes of this subparagraph 3(b), the rules of Section 424(d) of the Code shall apply in determining the stock ownership of any employee, and stock which such employee may purchase under all outstanding rights and options shall be treated as stock owned by such employee.

(c)          An eligible employee may be granted a Right under the Plan only if such Right, together with any other options granted under “employee stock purchase plans” of the Company and any Affiliates, as specified by Section 423(b)(8) of the Code, does not permit such employee’s rights to purchase stock of the Company or any Affiliate to accrue at a rate which exceeds twenty-five thousand dollars ($25,000) of fair market value of such stock (determined at the time such Rights are granted) for each calendar year in which such Rights are outstanding at any time. Any Right granted under the Plan shall be deemed to be modified to the extent necessary to satisfy this paragraph 3(c).

(d)         Officers of the Company shall be eligible to participate in the Plan; provided, however, that the Board may provide in an Offering Period that certain employees who are highly compensated employees within the meaning of Section 423(b)(4)(D) of the Code shall not be eligible to participate.

4.                                       OFFERING PERIODS.

The Plan shall be implemented by a series of Offering Periods, with a new Offering Period commencing on April 1 and October 1 of each year (or such other periods as may be determined by the Board which shall comply with Section 423(b)(7) of the Code); provided that the initial Offering Period shall commence on April 1, 2010. The Plan shall continue until terminated in accordance with paragraph 17 or paragraph 21 hereof. In addition, employees shall not be entitled to enroll in the Plan or exercise any Rights granted under the Plan during any period in which the Company has restricted the purchase or sale of its securities by its employees.

5.                                       PARTICIPATION; CONTRIBUTIONS.

(a)          An eligible employee may become a participant in the Plan by completing an enrollment form (“Enrollment Form”) provided by the Company (which may be a form maintained by the Company on an internet website) and submitting it to the Company in any manner designated by the Board, prior to the applicable Offering Date, unless a later time for submitting the Enrollment Form is set by the Board for all eligible employees with respect to a given Offering Period. The Enrollment Form shall set forth the percentage of the participant’s Compensation (which shall be a whole percentage not less than 1% and not more than 15%) to be paid as Contributions pursuant to the Plan. Once an employee becomes a participant in an Offering Period, such employee will automatically participate in the Offering Period commencing immediately following the last day of the current Offering Period unless the employee withdraws or is deemed to withdraw from this Plan or terminates further participation in the Offering Period as set forth in paragraph 8 below. Such participant is not required to submit any additional Enrollment Forms in order to continue participation in this Plan.

(b)         Payroll deductions shall commence on the first payroll following the Offering Date and shall end on the last payroll paid on or prior to the Exercise Date of the Offering Period to which the Enrollment Form is applicable, unless sooner terminated by the participant as provided in paragraph 8. All payroll deductions made by a participant shall be credited to such participant in an account under the Plan. A participant may not make payments into such account.

(c)          A participant may discontinue his or her participation in the Plan as provided in paragraph 8, or may change the rate of his or her payroll deduction during an Offering Period by completing and filing with the Company a new Enrollment Form, provided that the Board may, in its discretion, impose reasonable and uniform restrictions on a participant’s ability to change the rate of payroll deductions.  The change in rate shall be effective no later than fifteen (15) days following the Company’s receipt of the new Enrollment Form.  A participant may decrease or increase the amount of his or her payroll deductions as of the beginning of an Offering Period by completing and filing with the Company, at least fifteen (15) days prior to the beginning of such Offering Period, a new Enrollment Form.

(d)         Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and paragraph 3(c) herein, a participant’s payroll deductions may be decreased to 0% at such time during any Offering Period which is scheduled to end during the current calendar year that the aggregate of all payroll deductions accumulated with respect to such Offering Period and any other Offering Period ending within the same calendar year equals $21,250. Payroll deductions shall recommence at the rate provided in such participant’s Enrollment Form at the beginning of the first Offering Period which is scheduled to end in the following calendar year, unless terminated by the participant as provided in paragraph 8.

6.                                       GRANT OF RIGHT.

(a)          On the Offering Date of each Offering Period, each eligible employee participating in such Offering Period shall be granted a Right to purchase on the Exercise Date of such Offering Period a number of shares of Common Stock determined by dividing such employee’s Contributions accumulated prior to such Exercise Date and retained in the participant’s account as of the Exercise Date by 85% of the lesser of (i) the fair market value of a share of the Common Stock on such Offering Date or (ii) the fair market value of a share of the Common Stock on the Exercise Date; provided however, that such purchase shall be subject to the limitations set forth in paragraphs 3(b), 3(c), 3(d) and 10 hereof. Notwithstanding the foregoing, in no event may the number of shares purchased by any employee during an Offering Period exceed the number of shares of Common Stock having a fair market value on the Offering Date of $25,000.  The fair market value of a share of the Common Stock shall be determined as provided in paragraph 6(b) below.

(b)         The fair market value of the Common Stock on a given date shall, unless otherwise required by any applicable provision of the Code or the regulations issued thereunder, be determined by the Board in its discretion; provided that (i) if the Common Stock is listed on a national securities exchange in the United States (such as the Nasdaq Global Select Market), the fair market value per share shall be the closing sales price on such date as reported on the principal national securities exchange in the United States on which the Common Stock is traded; or (ii) if not listed on an exchange but publicly traded, the average of the closing bid and asked prices on the date of determination as reported in The Wall Street Journal; or (iii) if none of the foregoing is applicable, the fair market value per share shall be determined in good faith by the Board in its discretion.

7.                                       EXERCISE OF RIGHT.

(a)          Unless a participant withdraws from the Plan as provided in paragraph 8, such participant’s Right to purchase shares of Common Stock will be exercised automatically on the Exercise Date of the Offering Period and the maximum number of full shares of Common Stock subject to the Right will be purchased for such participant at the applicable purchase price with the accumulated Contributions in such participant’s account. If a fractional number of shares of Common Stock results, then such number shall be rounded down to the next whole number and the excess Contributions shall be carried forward to the next Exercise Date, unless such participant withdraws the Contributions pursuant to paragraph 8(a) or is no longer eligible to participate in the Plan, in which case such amount shall be distributed to the participant without interest. The shares purchased upon exercise of a Right hereunder shall be deemed to be transferred to the participant on the Exercise Date. During a participant’s lifetime, a participant’s Right to purchase shares hereunder is exercisable only by such participant. As promptly as practicable after the Exercise Date of each Offering Period, the Company shall arrange the delivery of shares to each participant by means of direct deposit into the participant’s brokerage account.

(b)         Shares shall not be issued with respect to a Right unless the exercise of such Right and the issuance and delivery of such shares of Common Stock pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares of Common Stock may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance. As a condition to the exercise of a Right, the Company may require the person exercising such Right to represent and warrant at the time of any such exercise that the shares of Common Stock are being purchased only for investment and without any present intention to sell or distribute such shares of Common Stock if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

(c)          Notwithstanding anything in the Plan to the contrary, any shares of Common Stock acquired by a participant hereunder may not be assigned, transferred, pledged or otherwise disposed of in any way by the participant for a period of six months (or such other longer or shorter time period (including 0 days) as may be established by the Board in its sole discretion) following the date on which the participant acquired such shares as a result of the exercise of such participant’s Right.  Each participant agrees, by entering the Plan, to promptly give the Company notice of any disposition of shares of Common Stock purchased under the Plan where such disposition occurs within one year after the date of grant of the Right pursuant to which such shares were purchased.

8.                                       WITHDRAWAL; TERMINATION OF EMPLOYMENT.

(a)          A participant may withdraw all but not less than all the Contributions credited to his or her account under the Plan at any time at least 15 days prior to the Exercise Date of the Offering Period by written notice delivered to the Company either in physical or electronic form. All of the participant’s Contributions credited to such participant’s account will be paid to such participant promptly after receipt of such participant’s notice of withdrawal and such participant’s Right for the current Offering Period will be automatically terminated, and no further Contributions for the purchase of shares of Common Stock will be made during the Offering Period.

(b)         Upon termination of the participant’s Continuous Status as an Employee, prior to the Exercise Date of the Offering Period for any reason, including retirement or death, the Contributions credited to such participant’s account will be returned to such participant or, in the case of his or her death, to the person or persons entitled thereto under paragraph 12, and his or her Right will be automatically terminated.

(c)          In the event an employee fails to remain in Continuous Status as an Employee of the Company for at least 20 hours per week during the Offering Period in which the employee is a participant, such participant will be deemed to have elected to withdraw from the Plan and the Contributions credited to such participant’s account will be returned to such participant and the Right terminated.

(d)         A participant’s withdrawal from an Offering Period will not have any effect upon his or her eligibility to participate in a succeeding Offering Period or in any similar plan which may hereafter be adopted by the Company; provided, that the Board may, in its discretion and subject to compliance with Section 423 of the Code (or any successor rule or provision or any applicable law or regulation), impose reasonable and uniform restrictions on a participant’s ability to participate in succeeding Offering Periods

9.                                       INTEREST.

No interest shall accrue on the Contributions of a participant in the Plan.

10.                                 STOCK.

The maximum number of shares of Common Stock which shall be made available for sale under the Plan shall be 500,000 shares subject to adjustment upon changes in capitalization of the Company as provided in paragraph 16. Shares sold under the Plan may be newly issued shares or shares reacquired in private transactions or open market purchases, but all shares sold under the Plan regardless of source shall be counted against the 500,000 share limitation. If the total number of shares of Common Stock which would otherwise be subject to Rights granted pursuant to paragraph 6(a) hereof on the Offering Date of an Offering Period exceeds the number of shares of Common Stock then available under the Plan (after deduction of all shares of Common Stock for which Rights have been exercised or are then outstanding), the Company shall make a pro rata allocation of the shares of Common Stock remaining available for grant in as uniform a manner as shall be reasonably practicable and as it shall determine to be equitable. Any amounts remaining in an employee’s account not applied to the purchase of Common Stock pursuant to this paragraph 10 shall be refunded on or promptly after the Exercise Date. In such event, the Company shall give written notice of such reduction of the number of shares of Common Stock subject to the Right to each employee affected thereby and shall similarly reduce the rate of Contributions, if necessary.

11.                                 ADMINISTRATION.

The Board shall supervise and administer the Plan and shall have full power to adopt, amend and rescind any rules deemed desirable and appropriate for the administration of the Plan and not inconsistent with the Plan, to construe and interpret the Plan, and to make all other determinations necessary or advisable for the administration of the Plan. All determinations of the Board pertaining to the interpretation, construction or application of the Plan or any Right granted hereunder shall be final and conclusive. No member of the Board shall be liable for any decision made or action taken in good faith.

12.                                 DESIGNATION OF BENEFICIARY.

(a)          A participant may file a written designation of a beneficiary who is to receive any shares of Common Stock and cash, if any, from the participant’s account under the Plan in the event of such participant’s death subsequent to the end of the Offering Period but prior to delivery of such participant’s shares of Common Stock and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant’s account under the Plan in the event of such participant’s death prior to the Exercise Date of the Offering Period. If a participant is married and the designated beneficiary is not the spouse, spousal consent shall be required for such designation to be effective.

(b)         Such designation of beneficiary may be changed by the participant (and his or her spouse, if any) at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant’s death, the Company shall deliver such shares of Common Stock and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

13.                                 TRANSFERABILITY.

Neither Contributions credited to a participant’s account nor any rights with regard to the exercise of a Right or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way other than by will, the laws of descent and distribution or as provided in paragraph 12 hereof by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw Contributions in accordance with paragraph 8.

14.                                 USE OF FUNDS.

All Contributions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such Contributions.

15.                                 REPORTS.

Individual accounts will be maintained for each participant in the Plan. Statements of account will be given to participants, which will report the amount of contributions, the per share purchase price, the number of shares purchased and the remaining cash balance, if any.

16.                                 ADJUSTMENTS UPON CHANGES IN STOCK.

If any change is made in the shares of Common Stock subject to the Plan or subject to any Right granted under the Plan (through merger, consolidation, reorganization, recapitalization, stock dividend, stock split, combination of shares, exchange of shares, or other change in capital structure), appropriate adjustments shall be made by the Board as to the maximum number of shares subject to the Plan and the number of shares and price per share subject to outstanding Rights as shall be equitable to prevent dilution or enlargement of a participant’s rights under any Right to purchase Common Stock under the Plan. Any determination made by the Board hereunder shall be final, binding and conclusive upon each participant.

17.                                 AMENDMENT OR TERMINATION.

The Board may at any time terminate or amend the Plan. Except as provided in paragraph 16, no such termination may affect Rights previously granted, nor may an amendment make any change in any Right therefore granted which adversely affects the rights of any participant, in each case except to comply with applicable law, stock exchange rules or accounting rules. In addition, to the extent necessary to comply with Section 423 of the Code (or any successor rule or provision or any applicable law or regulation), the Company shall obtain stockholder approval in such a manner and to such a degree as so required.

18.                                 NOTICES.

All notices or other communications by a participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

19.                                 RIGHT TO TERMINATE EMPLOYMENT.

Nothing in the Plan or in any agreement entered into pursuant to the Plan shall confer upon any participant the right to continue in the employment of the Company or any Affiliate, or affect any right which the Company or any Affiliate may have to terminate the employment of such participant.

20.                                 RIGHTS AS A STOCKHOLDER.

Neither the granting of a Right nor a deduction from payroll shall constitute a participant the owner of shares covered by a Right. No participant shall have any right as a stockholder unless and until a Right has been exercised, and the shares of Common Stock underlying the Right have been registered in the Company’s share register.

21.                                 TERM OF PLAN.

After this Plan is adopted by the Board, this Plan will become effective on the date that is the First Offering Date. This Plan shall be approved by the stockholders of the Company, in any manner permitted by applicable law, within twelve (12) months before or after the date this Plan is adopted by the Board. No purchase of shares pursuant to this Plan shall occur prior to such stockholder approval. This Plan shall continue until the earlier to occur of (a) termination of this Plan by the Board pursuant to paragraph 17, (b) issuance of all of the shares of Common Stock reserved for issuance under this Plan or (c) ten (10) years from the adoption of this Plan by the Board.

22.                                 APPLICABLE LAW.

The validity, construction and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the internal laws of the State of Delaware and any applicable United States federal laws.